UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 10, 2015

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 13, 2015, Terex Corporation filed a Current Report on Form 8-K (the “Original Filing”) to report the entry into the BCA, the Commitment Letter and an amendment to the Securitization Facility (as each term is defined below). This Form 8-K/A is being filed as an amendment (the “Amended Filing”) to the Original Filing to correct the exhibit reference to the BCA in Item 1.01 and the Item number pursuant to which Exhibits 99.1, 99.2, and 99.3 were filed. These exhibits were filed under Item 1.01 rather than Item 7.01. Accordingly, the sentence reporting the inclusion of these exhibits under Item 1.01 in the Original Filing has been deleted, and the filing of these exhibits is now being reported under Item 7.01 in this Amended Filing. Additionally, Item 9.01 and the Exhibit Index are amended in this Amended Filing to incorporate Exhibits 2.1 and 99.1 from the Original Form 8-K.

Except as provided above, this Amended Filing does not amend the Original Filing, and there has been no update to the information in the Original Filing. Accordingly, this Amended Filing should be read in conjunction with our filings with the SEC subsequent to the Original Filing.

Item 1.01. Entry Into a Material Definitive Agreement.

Business Combination Agreement and Plan of Merger

On August 10, 2015, Terex Corporation ("Terex" or the "Company") entered into a Business Combination Agreement and Plan of Merger (the "BCA") with Konecranes Plc, a Finnish public company limited by shares ("Konecranes"), Konecranes, Inc., a Texas corporation and an indirect wholly owned subsidiary of Konecranes ("Kone, Inc."), Konecranes Acquisition Company LLC, a Delaware limited liability company and a newly formed, wholly owned subsidiary of Kone, Inc. ("Merger Sub"). The combined company that will result from the transaction will be called Konecranes Terex Plc.

Pursuant to the BCA, Terex shareholders will receive 0.8000 of a Konecranes share for each existing Terex share ("Exchange Ratio"). Equivalent terms will apply to instruments granted under Terex's long-term incentive plans. Upon closing of the transaction, based on current fully diluted shares outstanding, Terex shareholders will own approximately 60% and Konecranes shareholders will own approximately 40% of the combined company. The proposed transaction is structured as a reverse triangular merger under Delaware law, in which Merger Sub, merges with and into Terex, with Terex surviving as an indirect wholly-owned subsidiary of Konecranes and Terex shareholders, option holders and other equity right holders receiving Konecranes shares and options in accordance with the exchange ratios set out above as merger consideration (the "Business Combination").

The BCA includes undertakings by Terex and Konecranes that are typical in similar transactions and include e.g. undertakings by both companies to conduct their businesses in the ordinary course before the completion of the merger, to cooperate in making the necessary regulatory filings, undertakings not to initiate, solicit, facilitate or encourage any offers or proposals competing with the transaction, and to inform each other and provide each other with an opportunity to negotiate in matters arising from such offers or proposals.

The Boards of Directors of Terex and Konecranes have undertaken, subject, inter alia, to each of their fiduciary duties, to issue recommendations to their shareholders to approve and authorize the consummation of the transactions contemplated by the BCA, including the merger. These recommendations may be modified, cancelled or changed in certain circumstances to comply with the fiduciary duties of the Terex and Konecranes Boards of Directors, including (i) the receipt of a competing, more favorable offer or proposal, and (ii) the occurrence of certain changes or events which are currently unknown and not reasonably foreseeable.

The BCA may be terminated by Terex or Konecranes under certain circumstances prior to the completion of the merger, including, for example, a material breach by either party of the terms and conditions of the BCA, the Board of Directors of either party not issuing or amending in an adverse manner its recommendation, non-receipt of regulatory approvals, and certain other circumstances. The parties have further agreed on certain termination fees customary in similar transactions and payable to the other party under certain circumstances, including e.g. a failure by either party to obtain the requisite shareholder approval, or a change or withdrawal of the recommendation by the Board of Directors of either party.

The transaction is subject to approval by both Terex and Konecranes shareholders, regulatory approvals, the listing of the Konecranes shares or ADS on the New York Stock Exchange or another U.S. national securities exchange reasonably acceptable to Konecranes and Terex, no change in certain legal and tax assumptions, the absence of any material adverse effect occurring with respect to Konecranes or Terex, and other customary conditions. Terex and Konecranes expect to convene meetings of their shareholders to approve the transaction in early 2016. Closing of the transaction is expected to occur during the first half of 2016.

Terex and Konecranes will form an integration steering committee to make recommendations on the optimal business, corporate, financial, operation and strategic structure for the holding of the businesses of Terex and Konecranes and their subsidiaries following the closing of the transaction.

Upon closing of the transaction, the combined company will have a Board of Directors comprising nine members, of which five Directors will be nominated by Terex and four Directors will be nominated by Konecranes. Konecranes' current Chairman of the Board will become Konecranes Terex's Chairman and the Terex CEO will become Konecranes Terex's CEO.

The foregoing summary is qualified in its entirety by reference to the BCA, a copy of which is included as Exhibit 2.1 to this Form 8-K.

The representations, warranties and covenants of the parties contained in the BCA have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the BCA, (ii) have been qualified by confidential disclosures made by the parties to each other in connection with the BCA, (iii) are subject to materiality qualifications contained in the BCA which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the BCA or such other date as is specified in the BCA and (v) have been included in the BCA for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the BCA is included with this report only to provide investors with information regarding the terms of the BCA, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the BCA, which subsequent information may or may not be fully reflected in the parties' public disclosures. The BCA should not be read alone, but should instead be read in conjunction with the other information regarding the parties and the Business Combination that is or will be contained in, or incorporated by reference into, the Registration Statement on Form F-4 and the proxy statement/prospectus and other documents that Konecranes and Terex will file with the Securities and Exchange Commission ("SEC") in connection with the Business Combination.

Commitment Letter

On August 10, 2015, Terex and Konecranes entered into a Commitment Letter (the "Commitment Letter") with Credit Suisse Securities (USA) LLC ("CS Securities") and Credit Suisse AG ("CS" and, together with CS and their respective affiliates, "Credit Suisse") in which Credit Suisse committed to provide Terex and Konecranes with (A) senior secured credit facilities in an aggregate principal amount of up to $1,650,000,000, consisting of (i) a senior secured term loan facility in an aggregate principal amount of $900,000,000 (such aggregate principal amount to be allocated between a U.S. dollar-denominated term loan facility to be made to Terex and a Euro-denominated term loan facility in an aggregate principal amount of up to €450,000,000 to be made to Konecranes or one of its subsidiaries and (ii) two senior secured revolving credit facilities in an aggregate principal amount of up to $750,000,000 and (B) a senior unsecured bridge facility in an aggregate principal amount of up to $1,150,000,000.

The foregoing summary is qualified in its entirety by reference to the Commitment Letter, a copy of which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

TFS Securitization

On August 10, 2015, Terex through certain of its subsidiaries, entered into an Amendment and Agreement (the "Amendment") to the Loan and Security Agreement (the "Securitization Facility") among TFS Funding I, LLC, Terex Financial Services, Inc., Institutional Secured Funding (Jersey) Limited, Credit Suisse AG (Cayman Islands Branch) and Credit Suisse AG (New York Branch). The principal change contained in the Amendment is that the Business Combination will not constitute a change in control for purposes of the Securitization Facility and provided clarity regarding downgrade events after the closing of the Business Combination.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

Credit Suisse is party to other agreements with the Company and its subsidiaries, including having acted as financial advisor for Terex in the Business Combination and the provision of commercial banking, investment banking, trustee and/or other financial services in the ordinary course of business of the Company and its subsidiaries.

Item 7.01. Regulation FD Disclosure.

On August 11, 2015, Terex and Konecranes issued two press releases announcing their entry into the BCA, as well as a presentation relating to the BCA and Business Combination. Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Form 8-K and a copy of a presentation is furnished as Exhibit 99.3 to this Form 8-K.

The information in Item 7.01 and in Exhibits 99.1, 99.2 and 99.3 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act unless specifically stated by the Company.

(d)	Exhibits

2.1    Business Combination Agreement and Plan of Merger, dated as of August 10, 2015 by and among Konecranes Plc, Konecranes, Inc., Konecranes Acquisition Company LLC and Terex Corporation (incorporated by reference to Exhibit 2.1 of the Form 8-K Current Report, dated August 10, 2015 and filed with the Commission on August 13, 2015).*

99.1    Press release of Terex Corporation and Konecranes Plc issued on August 11, 2015 (incorporated by reference to Exhibit 99.1 of the Form 8-K Current Report, dated August 10, 2015 and filed with the Commission on August 13, 2015).

99.2    Press release of Konecranes Plc and Terex Corporation issued on August 11, 2015 (incorporated by reference to the filing pursuant to Rule 425 under the Securities Act of 1933 made by Konecranes Plc on August 11, 2015).

99.3    Presentation of Konecranes Plc and Terex Corporation given on August 11, 2015 (incorporated by reference to the filing pursuant to Rule 425 under the Securities Act of 1933 made by Konecranes Plc on August 11, 2015).

*    Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Terex Corporation agrees to furnish supplementally a copy of any omitted schedule to SEC upon request.

Important Information For Investors And Stockholders

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Business Combination, Terex and Konecranes will file relevant materials with the SEC, including a Konecranes registration statement on Form F-4 that will include a proxy statement of Terex that also constitutes a prospectus of Konecranes, and a definitive proxy statement/prospectus will be mailed to stockholders of Terex. INVESTORS AND SECURITY HOLDERS OF TEREX ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Terex or Konecranes through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Terex will be available free of charge on Terex's internet website at www.Terex.com.

Terex, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Terex is set forth in its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 1, 2015. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This document contains forward-looking statements regarding future events, including statements regarding Terex or Konecranes, the transaction described in this document and the expected benefits of such transaction and future financial performance of the combined businesses of Terex and Konecranes based on each of their current expectations. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. When included in this document, the words "may," "expects," "intends," "anticipates," "plans," "projects," "estimates" and the negatives thereof and analogous or similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statement is not forward-looking. Terex and Konecranes have based these forward-looking statements on current expectations and projections about future events. These statements are not guarantees of future performance.

Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond the control of Terex and Konecranes, include among others: the ability of Terex and Konecranes to obtain shareholder approval for the transaction, the ability of Terex and Konecranes to obtain regulatory approval for the transaction, the possibility that the length of time required to complete the transaction will be longer than anticipated, the achievement of the expected benefits of the transaction, risks associated with the integration of the businesses of Terex and Konecranes, the possibility that the businesses of Terex and Konecranes may suffer as a result of uncertainty surrounding the proposed transaction, and other factors, risks and uncertainties that are more specifically set forth in Terex' public filings with the SEC and Konecranes' annual and interim reports. Each of Terex and Konecranes disclaim any obligation to update the forward-looking statements contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2016

TEREX CORPORATION

By: /s/ Eric I Cohen
Eric I Cohen Senior Vice President, Secretary and General Counsel

Exhibits Index

2.1    Business Combination Agreement and Plan of Merger, dated as of August 10, 2015 by and among Konecranes Plc, Konecranes, Inc., Konecranes Acquisition Company LLC and Terex Corporation (incorporated by reference to Exhibit 2.1 of the Form 8-K Current Report, dated August 10, 2015 and filed with the Commission on August 13, 2015).*

99.1    Press release of Terex Corporation and Konecranes Plc issued on August 11, 2015 (incorporated by reference to Exhibit 99.1 of the Form 8-K Current Report, dated August 10, 2015 and filed with the Commission on August 13, 2015).

99.2    Press release of Konecranes Plc and Terex Corporation issued on August 11, 2015 (incorporated by reference to the filing pursuant to Rule 425 under the Securities Act of 1933 made  by Konecranes Plc on August 11, 2015).

99.3    Presentation of Konecranes Plc and Terex Corporation given on August 11, 2015 (incorporated by reference to the filing pursuant to Rule 425 under the Securities Act of 1933 made by Konecranes Plc on August 11, 2015).

*    Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Terex Corporation agrees to furnish supplementally a copy of any omitted schedule to SEC upon request.